                                                                      Exhibit 18

                             AMENDMENT NUMBER FOUR
                           TO STOCKHOLDERS AGREEMENT

        AMENDMENT, dated effective October 1, 1999, to the Stockholders Agreement (the "Stockholders Agreement") dated as of August 21, 1998, among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the "Company") and each of the STOCKHOLDERS of the Company listed on Schedule I thereto (collectively, the "Stockholders" and each individually, a "Stockholder");

        WHEREAS, the Company and the Stockholders desire to amend the Stockholders Agreement to provide that Shares distributed by a Stockholder to a partner, member, stockholder or beneficiary of such Stockholder shall cease to be a subject to the Stockholders Agreement and the distribution of such Shares shall not cause the distributee to be a Stockholder;

        WHEREAS, pursuant to Section 6.04 of the Stockholders Agreement, the Stockholders Agreement may be amended by the mutual agreement of the parties thereto;
and

        WHEREAS, the Company and the Stockholders have agreed to amend the Stockholders Agreement in the manner hereinafter set forth.

        NOW, THEREFORE, in consideration of the promises and the respective agreements, acknowledgments and confirmations hereinafter set forth and set forth in the Stockholders Agreement, the parties hereto agree as follows:

        SECTION 1.  Amendment
                    ---------
        (a) Section 2.05 of the Agreement is amended and restated to read as follows:

                "SECTION 2.05. Certain Transferees to Execute Agreement. Each
                               ----------------------------------------
                Stockholder agrees that it will not, directly or indirectly, sell or otherwise transfer any Shares held by such Stockholder to any of its Affiliates or permitted transferees, unless, prior to the consummation of any such sale or transfer, the Affiliate or permitted transferee to whom such sale or transfer is proposed to be made (a "Prospective Transferee") (i) executes and delivers to the Company and each other party to this Agreement a counterpart hereof and (ii) represents and warrants in writing to the Company that such counterpart has been duly authorized, executed and delivered by such Prospective Transferee and is a legal, valid and binding obligation of such Prospective Transferee enforceable against it in accordance with its terms, subject to insolvency, bankruptcy and other laws affecting creditors generally. Upon the execution and delivery by such Prospective Transferee of the documents referred to in the preceding sentence, such Prospective Transferee shall be deemed a "Stockholder" for the purposes of this Agreement, and shall have the rights and be subject to the obligations of a Stockholder hereunder with respect to the Shares held by such Prospective Transferee. The provisions of this Section 2.05 shall not apply to any distribution of Shares by a Stockholder to its partners (in the case of a partnership), members (in the case of a limited liability company), stockholders (in the case of a corporation) or beneficiaries (in the case of a trust) of such Stockholder whether or not the distributee is a Stockholder, Affiliate or permitted transferee."

                (b) Section 2.06 of the Agreement is amended and restated to read as follows:

                        "SECTION 2.06. Sale to a Third Party; Distributions. If
                                       ------------------------------------
                a sale or transfer of Shares is made by a Stockholder to a third party (except for transfers within the TDF Group, the Berkshire Group, the Centennial Group, the Candover Group, the Nassau Group or otherwise to an Affiliate or to any permitted transferee) (a "Third Party Transferee"), such Shares shall immediately cease to be subject to this Agreement and such Third Party Transferee will not become a Stockholder for purposes of this Agreement. If a sale or transfer of Shares results in the selling Stockholder or a permitted transferee ceasing to own any Shares, such selling Stockholder shall cease to be a Stockholder for purposes of this Agreement. If a Stockholder distributes Shares to any of its partners (in the case of a partnership), members (in the case of a limited liability company), stockholders (in the case of a corporation) or beneficiaries (in the case of a trust), such Shares shall immediately cease to be subject to this Agreement (whether or not the distributee is a Stockholder, a member of the TDF Group, the Berkshire Group, the Centennial Group, the Candover Group, the Nassau Group, an Affiliate or a permitted transferee) and such partner, member, stockholder or beneficiary will not become a Stockholder for purposes of this Agreement as a result of such distribution."

                        SECTION 3. Construction Continuing Effect. This
                                   ------------------------------
                Agreement shall be construed in connection with and as part of the Stockholders Agreement and each reference to the Stockholders Agreement contained in any other document shall mean the Stockholders Agreement as amended hereby. As amended hereby, the Stockholders Agreement shall continue in full force and effect. Terms used but not defined in this Amendment Number Four to Stockholders Agreement shall the meaning ascribed to such term in the Stockholders Agreement.

                        SECTION 4. Counterparts. This Agreement may be executed
                                   ------------
                in one or more counterparts, each of which shall be deemed an original but which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

                        IN WITNESS WHEREOF, each party hereto has executed this
                Agreement effective as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement






August __,1999                          CROWN CASTLE INTERNATIONAL CORP.


                                        By: /s/ Ted B. Miller, Jr.
                                           _____________________________
                                           Name: Ted B. Miller, Jr.
                                           Title: CEO

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement



August __, 1999                     TELEDIFFUSION DE FRANCE
                                    INTERNATIONAL S.A.


                                    By: /s/ Michel Azibert
                                       _____________________________
                                       Name:  Michel Azibert
                                       Title: Chairman

August __, 1999                     DIGITAL FUTURE INVESTMENTS D.V.


                                    BY:  /s/ Michel Azibert
                                       _____________________________
                                       Name: Michel Azibert
                                       Title: Managing Director

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement



August __, 1999                     CANDOVER INVESTMENTS, PLC.


                                    By:  /s/ G. D. Fairservice
                                       ______________________________
                                       Name:
                                       Title:

August   , 1999                     CANDOVER (TRUSTEES) LIMITED
       __

                                    By:  /s/ G. D. Fairservice
                                       ______________________________
                                       Name:
                                       Title:

August __, 1999                     CANDOVER PARTNERS LIMITED
                                    (as general partner of the Candover 1994
                                    UK Limited Partnership)


                                    By:  /s/ G. D. Fairservice
                                       ______________________________
                                       Name:
                                       Title:

August __, 1999                     CANDOVER PARTNERS LIMITED
                                    (as general partner of the Candover 1994
                                    U.K. No.2 Limited Partnership)


                                    By:  /s/ G. D. Fairservice
                                       ______________________________
                                       Name:
                                       Title:

August __, 1999                      CANDOVER PARTNERS LIMITED
                                     (as general partner of the Candover 1994
                                     US No. 1 Limited Partnership)


                                     By:   /s/ G. D. Fairservice
                                         _____________________________
                                         Name:
                                         Title:

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement
August __, 1999



                                      CANDOVER PARTNERS LIMITED
                                      (as general partner of the Candover 1994
                                      U.S. No. 2 Limited Partnership)


                                      By: /s/ G.D. Fairservice
                                          _________________________________
                                          Name:
                                          Title:

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement




August __, 1999                                  /s/ Ted B. Miller, Jr.
                                                 ______________________________
                                                 TED B. MILLER, JR.


August __, 1999
                                                 ______________________________
                                                 ROBERT H. SINGLETON, Trustee
                                                 The Miller 1996 Gift Trusts

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement



August __, 1999
                                                ________________________________
                                                TED B. MILLER JR.


August __, 1999                                 Robert H. Singleton
                                                ________________________________
                                                ROBERT H. SINGLETON JR., Trustee
                                                The Miller 1996 Gift Trusts

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement



August __, 1999                                FAY, RICHWHITE COMMUNICATIONS
                                               LIMITED


                                               By: /s/ Leigh Davis
                                                  ____________________________
                                                  Name:  Leigh Davis
                                                  Title: Principal

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


October 13, 1999                            BERKSHIRE FUND III
                                            LIMITED PARTNERSHIP

                                            By: /s/ Carl Ferenbach
                                               _________________________________
                                               a Managing Member


October 13, 1999                            BERKSHIRE FUND IV
                                            LIMITED PARTNERSHIP

                                            By: /s/ Carl Ferenbach
                                               _________________________________
                                               a Managing Member


October 13, 1999                            BERKSHIRE INVESTORS LLC

                                            By: /s/ Carl Ferenbach
                                               _________________________________
                                               a Managing Member

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


August __, 1999                                 /s/ Robert A. Crown
                                                ______________________________
                                                ROBERT A. CROWN


August __, 1999
                                                /s/ Barbara A. Crown
                                                _______________________________
                                                BARBARA A. CROWN


August __, 1999
                                                RC INVESTORS CORP.
                                                a Delaware corporation

                                                By: /s/ Robert A. Crown
                                                   ____________________________

                                                Name:
                                                     __________________________

                                                Title:
                                                      _________________________


August __, 1999                                 BC INVESTORS CORP.
                                                a Delaware corporation

                                                By: /s/ Barbara A. Crown
                                                   ____________________________

                                                Name:
                                                     __________________________

                                                Title:
                                                      _________________________

August __, 1999                                 RACG Holdings LLC

                                                By: /s/ Robert A. Crown
                                                   ____________________________

                                                Name:
                                                     __________________________

                                                Title:
                                                      _________________________

August __, 1999                                 BACG Holding LLC

                                                By: /s/ Barbara A. Crown
                                                   ____________________________

                                                Name:
                                                     __________________________

                                                Title:
                                                      _________________________

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


October 14, 1999                              NASSAU CAPITAL PARTNERS II, L.P.

                                              By Nassau Capital L.L.C
                                              its General Partner

                                              By: /s/ Randall A. Hack
                                                 ______________________________

                                                 Name: Randall A. Hack
                                                 Title: Member


October 14, 1999                              NAS PARTNERS I, L.L.C.

                                              By: /s/ Randall A. Hack
                                                 ______________________________

                                                 Name: Randall A. Hack
                                                 Title: Member

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


August __, 1999                                  PNC VENTURE CORP.

                                                 By: /s/ David McL. Hillman
                                                    ____________________________
                                                    Name: David McL. Hillman
                                                    Title: Exec. V. P.

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


August __, 1999                               NEW YORK LIFE INSURANCE COMPANY

                                              By: /s/ Steven M. Benevento
                                                 _______________________________
                                                 Name: STEVEN M. BENEVENTO
                                                 Title: Director

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


August __, 1999                             HARVARD PRIVATE CAPITAL
                                            HOLDINGS, INC.

                                            By: /s/ Mark A. Rosen
                                               ______________________________
                                               Name: Mark A. Rosen
                                               Title: Authorized Signatory

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


August __, 1999                              AMERICAN HOME ASSURANCE COMPANY

                                             By: /s/ David B. Pinkerton
                                                ________________________________
                                                Name: David B. Pinkerton
                                                Title: Vice President

CROWN CASTLE INTERNATIONAL CORP.
Amendment Number Four to Stockholders Agreement


October 15, 1999                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By: /s/ A. Kipp Koester
                                           _______________________________
                                           Name: A. Kipp Koester
                                           Title: Its Authorized Representative